SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2007

FIRSTCITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	033-19694	76-0243729
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6400 Imperial Drive

Waco, Texas 76712

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (254) 761-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On October 11, 2007, the Compensation Committee of the Registrant granted incentive stock options to certain of the executive officers of the Registrant under the FirstCity Financial Corporation 2006 Stock Option and Award Plan (the “2006 Plan”). Each option granted under the 2006 Plan is required to be set forth in writing pursuant to the form of option agreement required by the Plan. The form of option award agreement for non-employee directors under the 2006 Plan is included as Exhibit 10.1 to this Report and is incorporated herein by reference. The form of option award agreement under the 2006 Plan for employees, including employee directors, is included as Exhibit 10.2 to this Report and is incorporated herein by reference.

The options received by the executive officers listed below have a Grant Date of October 11, 2007, will vest in equal parts over four years beginning on October 11, 2008, will terminate upon the expiration of ten years from the Grant Date, and have an exercise price of $9.85, the closing price of the common stock of FirstCity Financial Corporation on the Grant Date.

Each of the following executive officers was granted an option to purchase the number of shares of the Registrant’s common stock under the 2006 Plan as is set forth for that executive officer:

2006 Stock Option and Award Plan

Employee	Number of Shares

J. Bryan Baker	8,000
Terry R. DeWitt	8,000
Joe S. Greak	8,000
James C. Holmes	8,000
Richard Vander Woude	8,000

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1* Form of Option Award Agreement for Non-Employee Directors under the FirstCity Financial Corporation 2006 Stock Option and Award Plan.

10.2* Form of Option Award Agreement for Employees under the FirstCity Financial Corporation 2006 Stock Option and Award Plan.

10.3  2006 Stock Option and Award Plan (incorporated herein by reference to Appendix A of the Company’s Schedule 14A, Definitive Proxy Statement, dated June 26, 2006).

*  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTCITY FINANCIAL CORPORATION

Date: October 17, 2007	By:	/s/ J. Bryan Baker
J. Bryan Baker
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

10.1* Form of Option Award Agreement for Non-Employee Directors under the FirstCity Financial Corporation 2006 Stock Option and Award Plan.

10.2* Form of Option Award Agreement for Employees under the FirstCity Financial Corporation 2006 Stock Option and Award Plan.

10.3  2006 Stock Option and Award Plan (incorporated herein by reference to Appendix A of the Company’s Schedule 14A, Definitive Proxy Statement, dated June 26, 2006).

*  Filed herewith